Exhibit 99.1

Fortune Brands Reports Strong 2nd Quarter Operating Results; Operating Income Up 11%; Cabinets, Golf Brands Fuel Share Gains

    LINCOLNSHIRE, Ill.--(BUSINESS WIRE)--July 17, 2003--Fortune Brands, Inc. (NYSE:FO), a leading consumer brands company, today reported strong performance for the second quarter of 2003. The company's results benefited from share gains in key markets, the sustained profit turnaround in the office products unit and favorable foreign exchange.

    -- Net income was $176.7 million, or $1.18 per diluted share, as compared to $196.9 million, or $1.27 per diluted share, in the year-ago quarter. Results in both periods included net gains from tax-related credits that exceeded restructuring-related charges.

    -- Excluding the net gains in both years, diluted earnings per share were $1.03, up 16% from $0.89 a year ago, and 4 cents above the consensus estimate of Wall Street securities analysts.

    --  Net sales were $1.58 billion, up 5%.

    --  Operating income was $240 million, up 11%.

    --  Return on equity was 22%.

    --  Return on invested capital was 16%.

    --  Year-to-date share repurchases total 3.0 million.

    "Fortune Brands once again delivered very strong operating results in a quarter marked by lingering economic uncertainty and poor weather," said Fortune Brands chairman & CEO Norm Wesley. "Our brand investments continued to pay off in hot new products and share gains in key markets. We're adding to that growth with our high-return strategic moves, expanded customer relationships and sustained improvements in productivity and asset returns. Notably in the quarter, our kitchen and bath cabinet brands fueled strong momentum and our Titleist, FootJoy and Cobra golf brands drove significant share gains. Our Jim Beam-ABSOLUT alliance underpinned steady results in spirits and wine and our aggressive cost reductions continue to drive the ongoing profit turnaround in our office products business."

    Double-Digit EPS Growth Outlook for Third Quarter & Full Year

    "Fortune Brands is on track for another excellent full-year performance," Wesley said. "The strength of our first half results combined with our great brands and successful strategy enhance our confidence that we'll achieve our long-term goals of double-digit EPS growth and improved returns for the full year. We're targeting double-digit growth in EPS for the third quarter, as well." The company's earnings goals exclude special charges and gains.

    Net Gain from Special Items

    The company's second quarter 2003 results included an after-tax net gain of $22.7 million, or 15 cents per share. The net gain stems from a $35 million reversal of tax reserves resulting from the routine audit of Fortune Brands' 1993-1996 tax returns, partly offset by $12.3 million in after-tax restructuring-related charges in the office products and golf businesses and identifiable intangible write-downs in the office products unit. In the second quarter of 2002, the company recorded an after-tax net gain of $58.4 million due to a $71.3 million tax refund related to utilization of a previously disallowed capital loss, partly offset by $12.9 million in after-tax restructuring-related charges in the office products business.

    Fortune Brands, Inc. is a consumer products company with annual sales exceeding $5.6 billion. Its operating companies have premier brands and leading market positions in home and hardware products, spirits and wine, golf equipment and office products. Home and hardware brands include Moen faucets, Aristokraft, Schrock, Diamond and Omega cabinets, Master Lock padlocks and Waterloo tool storage sold by units of MasterBrand Industries, Inc. Major spirits and wine brands sold by units of Jim Beam Brands Worldwide, Inc. include Jim Beam and Knob Creek bourbons, DeKuyper cordials, The Dalmore single malt Scotch, Vox vodka and Geyser Peak and Canyon Road wines. Acushnet Company's golf brands include Titleist, Cobra and FootJoy. Office brands include Swingline, Wilson Jones, Kensington and Day-Timer sold by units of ACCO World Corporation. Fortune Brands, headquartered in Lincolnshire, Illinois, is traded on the New York Stock Exchange under the ticker symbol FO and is included in the S&P 500 Index.

    To receive company news releases by e-mail, please visit www.fortunebrands.com.

    This press release contains statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Readers are cautioned that these forward-looking statements speak only as of the date hereof. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, foreign exchange rate fluctuations, changes in interest rates, returns on pension assets, competitive product and pricing pressures, trade consolidations, the impact of excise tax increases with respect to distilled spirits, regulatory developments, the uncertainties of litigation, changes in golf equipment regulatory standards, the impact of weather, particularly on the home products and golf brand groups, expenses and disruptions related to shifts in manufacturing to different locations and sources, the impact of weak conditions in the leisure travel industry on our golf and spirits and wine businesses, as well as other risks and uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings.

    This press release presents measures not derived in accordance with generally accepted accounting principles, including operating income before charges, earnings per share before charges/gains and income before charges/gains. Such measures should not be considered substitutes for any measures derived in accordance with generally accepted accounting principles, and may also be inconsistent with similar measures presented by other companies. Reconciliation of these non-GAAP measures to the most nearly comparable GAAP measures, if applicable, is presented in the attached pages.


                         FORTUNE BRANDS, INC.
                   CONSOLIDATED STATEMENT OF INCOME
                (In millions, except per share amounts)
                              (Unaudited)

                                        Three Months Ended June 30,
                                       2003       2002      % Change
                                    ----------------------------------
Net Sales                           $ 1,582.1  $ 1,512.6       4.6
                                    ----------------------------------
  Cost of goods sold                    855.8      822.8       4.0

  Excise taxes on spirits and wine       71.3       74.6      (4.4)

  Advertising, selling, general
     and administrative expenses        391.3      375.7       4.2

  Amortization of intangibles             4.7        3.4      38.2

  Write-downs of identifiable
   intangibles                           12.0        -         -

  Restructuring
     and restructuring-related items      6.6       19.5     (66.2)
                                    ----------------------------------
Operating Income                        240.4      216.6      11.0
                                    ----------------------------------
  Interest expense                       18.6       20.9     (11.0)

  Other (income) expense, net            (7.8)     (23.9)     67.4

  Income taxes                           49.0       18.9     159.3

  Minority interests                      3.9        3.8       2.6
                                    ----------------------------------
Net Income                          $   176.7  $   196.9     (10.3)
                                    ----------------------------------
Earnings Per Common Share
  Basic                                  1.22       1.31      (6.9)
  Diluted                                1.18       1.27      (7.1)
                                    ----------------------------------
Avg. Common Shares Outstanding
  Basic                                 145.2      150.3      (3.4)
  Diluted                               149.5      155.1      (3.6)
                                    ----------------------------------


                                         Six Months Ended June 30,
                                       2003       2002      % Change
                                    ----------------------------------
Net Sales                           $ 2,974.2  $ 2,783.0       6.9
                                    ----------------------------------
  Cost of goods sold                  1,622.2    1,520.3       6.7

  Excise taxes on spirits and wine      141.8      149.3      (5.0)

  Advertising, selling, general
     and administrative expenses        762.6      718.4       6.2




  Amortization of intangibles             9.5        6.7      41.8

  Write-downs of identifiable
   intangibles                           12.0        -          -

  Restructuring
     and restructuring-related items     13.1       22.7     (42.3)
                                    ----------------------------------
Operating Income                        413.0      365.6      13.0
                                    ----------------------------------
  Interest expense                       36.8       37.7      (2.4)

  Other (income) expense, net           (16.7)     (30.3)     44.9

  Income taxes                          108.5       69.6      55.9

  Minority interests                      8.2        7.7       6.5
                                    ----------------------------------
Net Income                          $   276.2  $   280.9      (1.7)
                                    ----------------------------------
Earnings Per Common Share
  Basic                                  1.89       1.88       0.5
  Diluted                                1.85       1.82       1.6
                                    ----------------------------------
Avg. Common Shares Outstanding
  Basic                                 145.7      149.5      (2.5)
  Diluted                               149.7      154.3      (3.0)
                                    ----------------------------------
Actual Common Shares Outstanding
  Basic                                 144.8      150.4      (3.7)
  Diluted                               149.2      155.3      (3.9)
                                    ----------------------------------


                         FORTUNE BRANDS, INC.
                (In millions, except per share amounts)
                              (Unaudited)

NET SALES AND OPERATING INCOME
------------------------------
                                        Three Months Ended June 30,
                                       2003       2002      % Change
                                    ----------------------------------
Net Sales

  Home and Hardware                 $   704.0  $   670.7       5.0

  Spirits and Wine                      253.6      246.1       3.0

  Golf                                  371.8      334.7      11.1

  Office                                252.7      261.1      (3.2)
                                    ----------------------------------
Total                               $ 1,582.1  $ 1,512.6       4.6
                                    ----------------------------------
Operating Income Before Charges (a)

  Home and Hardware                 $   119.4  $   107.7      10.9

  Spirits and Wine                       69.5       68.6       1.3

  Golf                                   70.5       63.1      11.7

  Office                                 13.5        8.1      66.7

Less:

  Corporate expenses                     13.9       11.4      21.9

  Write-downs of identifiable
   intangibles                           12.0        -         -

  Restructuring
     and restructuring-related items      6.6       19.5     (66.2)
                                    ----------------------------------
Operating Income                    $   240.4  $   216.6      11.0
                                    ----------------------------------

                                         Six Months Ended June 30,
                                       2003       2002      % Change
                                    ----------------------------------
Net Sales

  Home and Hardware                 $ 1,324.6  $ 1,191.0      11.2

  Spirits and Wine                      492.8      480.8       2.5

  Golf                                  654.2      600.7       8.9

  Office                                502.6      510.5      (1.5)
                                    ----------------------------------
Total                               $ 2,974.2  $ 2,783.0       6.9
                                    ----------------------------------
Operating Income Before Charges (a)

  Home and Hardware                 $   207.7  $   177.7      16.9

  Spirits and Wine                      127.4      124.9       2.0

  Golf                                  103.2       94.0       9.8

  Office                                 28.0       15.2      84.2

Less:

  Corporate expenses                     28.2       23.5      20.0

  Write-downs of identifiable
   intangibles                           12.0        -         -

  Restructuring
     and restructuring-related items     13.1       22.7     (42.3)
                                    ----------------------------------
Operating Income                    $   413.0  $   365.6      13.0
                                    ----------------------------------

(a) Operating Income Before Charges, which is a measure not derived in accordance with generally accepted accounting principles (GAAP), is Operating Income derived in accordance with GAAP, excluding restructuring and restructuring-related items and write-downs of identifiable intangibles.


    Management uses this and other measures to determine the returns generated by our operating subsidiaries and to evaluate and identify cost-reduction initiatives, and management believes this measure provides investors helpful supplemental information regarding the underlying results of the Company's businesses from year to year. These charges are discrete events or programs and not indicative of ongoing operations (Office reduction in SKUs, positions and facilities; Golf consolidation of manufacturing facilities). This measure may be inconsistent with similar measures provided by other companies.

    RETURN ON EQUITY

    The term "ROE" (return on equity) is net income over the past 12 months divided by a 12 month average of total stockholders' equity.

    EPS BEFORE CHARGES/GAINS

    The following sets forth EPS Before Charges/Gains, which is a measure not derived in accordance with GAAP. In 2003, EPS Before Charges/Gains is Net Income before the $6.6 million ($4.3 million after tax) and $13.1 million ($8.5 million after tax) restructuring and restructuring-related items recorded in the three-month and six-month periods ended June 30, 2003. In addition, EPS Before Charges/Gains is adjusted to exclude a $35 million tax reserve reversal and $12 million ($8 million after tax) identifiable intangibles write-downs.

    EPS Before Charges/Gains in 2002 is Net Income before the $19.5 million ($12.9 million after tax) and $22.7 million ($15.1 million after tax) restructuring and restructuring-related items recorded in the three-month and six-month periods ended June 30, 2002. In addition, EPS Before Charges/Gains is adjusted to exclude a $61.7 million tax refund and interest income on a tax receivable $14.9 million ($9.6 million after tax) recorded in the three-month and six-month periods ended June 30, 2002.


                                       Three Months Ended June 30,
                                      2003       2002       % Change
                                    ----------------------------------

Net Income Before Charges/Gains     $   154.0  $   138.5      11.2
                                    ----------------------------------
Earnings Per Common Share - Basic

  Net Income Before Charges/Gains        1.06       0.92      15.2

  Write-downs of identifiable
   intangibles                          (0.05)       -         -

  Tax-related items                      0.24       0.47     (48.9)

  Restructuring
     and restructuring-related items    (0.03)     (0.08)     62.5
                                    ----------------------------------
    Net Income                           1.22       1.31      (6.9)
                                    ----------------------------------

Earnings Per Common Share - Diluted

  Net Income Before Charges/Gains        1.03       0.89      15.7

  Write-downs of identifiable
   intangibles                          (0.05)       -         -

  Tax-related items                      0.23       0.46     (50.0)

  Restructuring
     and restructuring-related items    (0.03)     (0.08)     62.5
                                    ----------------------------------
    Net Income                           1.18       1.27      (7.1)
                                    ----------------------------------

                                         Six Months Ended June 30,
                                       2003       2002      % Change
                                    --------------------------------

Net Income Before Charges/Gains     $   257.7  $   224.7      14.7
                                    ----------------------------------
Earnings Per Common Share - Basic

  Net Income Before Charges/Gains        1.77       1.50      18.0

  Write-downs of identifiable
   intangibles                          (0.06)       -         -

  Tax-related items                      0.24       0.48     (50.0)

  Restructuring
     and restructuring-related items    (0.06)     (0.10)     40.0
                                    ----------------------------------
    Net Income                           1.89       1.88       0.5
                                    ----------------------------------

Earnings Per Common Share - Diluted

  Net Income Before Charges/Gains        1.72       1.46      17.8

  Write-downs of identifiable
   intangibles                          (0.05)         -         -

  Tax-related items                      0.23       0.46     (50.0)

  Restructuring
     and restructuring-related items    (0.05)     (0.10)     50.0
                                    ----------------------------------
    Net Income                           1.85       1.82       1.6
                                    ----------------------------------


    Management uses this and other measures to evaluate overall performance of the Company, and believes this measure provides investors helpful supplemental information regarding the underlying results of the Company's businesses from year to year. Management believes these charges/gains are discrete events or programs and not indicative of ongoing operations (Office reduction in SKUs, positions and facilities; Golf consolidation of manufacturing facilities). This measure may be inconsistent with similar measures provided by other companies.

    FULL YEAR 2003 DILUTED EPS TARGET

    The Company's diluted EPS target for 2003 excludes charges/gains. The current estimated impact from special items for the full year 2003 is anticipated to be a net gain. Charges/gains for the six-month period ended June 30, 2003, are detailed above. At the present time, the Company anticipates incurring restructuring items for the second half of 2003 in the range of $20-25 million after tax and a gain from tax-related interest income in the range of $7 million after tax.

    In the year ended December 31, 2002, the Company recorded an after-tax net gain from special items of $35.1 million, which included
(1) restructuring and restructuring-related items of $55.8 million ($36.2 million after tax) and (2) a tax receivable of $61.7 million and related interest income receivable of $14.9 million ($9.6 million after tax). Net Income Before Charges/Gains for the year ended December 31, 2002, which excludes these items, is lower than net income determined in accordance with GAAP.

    RESTRUCTURING AND RESTRUCTURING-RELATED ITEMS AND WRITE-DOWNS OF IDENTIFIABLE INTANGIBLES

    The Company recorded pre-tax restructuring and restructuring-related items of $6.6 million ($4.3 million after tax) and $13.1 million ($8.5 million after tax) in the three-month and six-month periods ended June 30, 2003. The charges relate to rationalization of operations in the Office and Golf segments. In addition, the Company recorded write-downs of identifiable intangibles in the Office segment of $12 million ($8 million after tax).


                       Three Months Ended June 30, 2003
                    (In millions, except per share amounts)
          ----------------------------------------------------------
                         Restructuring-Related
                                 Items
                         ----------------------
                            Cost of     SG & A   Identifiable
          Restructuring  Sales Charges  Charges  Intangibles   Total
          ----------------------------------------------------------

Golf        $  2.0          $    -      $    -   $    -       $  2.0

Office         3.7             0.7         0.2     12.0         16.6
          ----------------------------------------------------------
   Total    $  5.7          $  0.7      $  0.2   $ 12.0       $ 18.6
          ----------------------------------------------------------
Income
 tax benefit                                                     6.3
                                                              ------
Net charge                                                    $ 12.3
                                                              ------
Charge per
 common share
   Basic                                                      $ 0.08
   Diluted                                                    $ 0.08
                                                              ------


                        Six Months Ended June 30, 2003
                    (In millions, except per share amounts)
          ----------------------------------------------------------
                         Restructuring-Related
                                 Items
                         ---------------------
                            Cost of     SG & A   Identifiable
          Restructuring  Sales Charges  Charges  Intangibles   Total
          ----------------------------------------------------------
Golf        $  2.0          $    -      $    -   $    -       $  2.0

Office         5.8             5.0         0.3     12.0         23.1
          ----------------------------------------------------------
   Total    $  7.8          $  5.0      $  0.3   $ 12.0       $ 25.1
          ----------------------------------------------------------
Income
 tax benefit                                                     8.6
                                                              ------
Net charge                                                    $ 16.5
                                                              ------
Charge per
 common share
   Basic                                                      $ 0.12
   Diluted                                                    $ 0.10
                                                              ------



                         FORTUNE BRANDS, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEET
                             (In millions)
                              (Unaudited)

                                     June 30,          June 30,
                                       2003              2002
                                    ----------        ----------
Assets

   Current assets
     Cash and cash equivalents      $   132.3         $    55.7
     Accounts receivable, net           993.8             970.0
     Inventories                        869.8             834.5
     Other current assets               272.1             234.7
                                    ----------        ----------
       Total current assets           2,268.0           2,094.9

   Property, plant and
    equipment, net                    1,184.9           1,194.8
   Intangibles resulting from
    business acquisitions, net        2,386.9           2,267.9
   Other assets                         404.1             417.8
                                    ----------        ----------
       Total assets                 $ 6,243.9         $ 5,975.4
                                    ----------        ----------

Liabilities and Stockholders'
 Equity

   Current liabilities
     Short-term debt                $   410.2         $   398.3
     Current portion of
      long-term debt                    132.6               1.1
     Other current liabilities        1,270.8           1,233.0
                                    ----------        ----------
       Total current liabilities      1,813.6           1,632.4

   Long-term debt                       841.5             974.8
   Other long-term liabilities          766.5             589.1
   Minority interests                   368.4             398.2
                                    ----------        ----------
       Total liabilities              3,790.0           3,594.5

   Stockholders' equity               2,453.9           2,380.9
                                    ----------        ----------
       Total liabilities and
        stockholders' equity        $ 6,243.9         $ 5,975.4
                                    ----------        ----------